MFS(R) RESEARCH BOND FUND

                        Supplement to Current Prospectus


Effective immediately, the Expense Table in section II "Expense Summary" is hereby restated with respect only to Class A, Class 529A, Class B and Class 529B shares as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                    Class A and    Class B and
                                                    Class 529A      Class 529B
     Maximum Sales Charge (Load) Imposed on
     Purchases (as a  percentage of
     offering price)..........................            4.75%            N/A
     Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is
     less)....................................     See Below(#)          4.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                 Class A          Class 529A      Class B      Class 529B
     Management Fees                             0.50%                0.50%           0.50%         0.50%
     Distribution and Service (12b-1)            0.35%                0.35%           1.00%         1.00%
     Fees((1))
     Other Expenses(2)                           0.22%                0.47%           0.22%         0.47%
                                                 -----                -----           -----         -----
     Total Annual Fund Operating Expenses(2)     1.07%                1.32%           1.72%         1.97%
            Fee Reductions((3))                  (0.37)%             (0.27)%         (0.17)%       (0.17)%
                                                 -------             -------         -------       -------
     Net Expenses(2)                             0.70%                1.05%           1.55%         1.80%

(#) For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to a CDSC.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(3) MFS has contractually agreed to reduce the fund's management fee to 0.35% annually. In addition, MFS has contractually agreed to bear the fund's expenses, such that "Other Expenses" (as determined without giving effect to the expense reduction arrangements described above) for each share class, do not exceed 0.20% annually of the average daily net assets of class A shares and class B shares and 0.45% annually for class 529A shares and class 529B shares. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the fund's investing activities. The fund's distributor, MFS Fund Distributors, Inc. (MFD), has contractually agreed to waive 0.20% annually of the fund's class A service and distribution fees and 0.10% annually of the fund's class 529A service fee. These contractual fee arrangements will continue until at least August 31, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement.

Effective immediately, the "Example of Expenses" under section II "Expense Summary" is hereby restated with respect only to Class A, Class 529A, Class B and Class 529B shares as follows:

           ---------------------------------------------------- ---------- -------- ---------- ----------
                                Share Class                     Year 1     Year 3   Year 5     Year 10
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
           Class A shares                                       $543       $764     $1,003     $1,687
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
           Class B shares(1)
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
               Assuming redemption at end of period             $558       $825     $1,117     $1,844
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
               Assuming no redemption                           $158       $525     $   917    $1,844
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
           Class 529A shares                                    $577       $848     $1,140     $1,967
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
           Class 529B shares(1)
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
               Assuming redemption at end of period             $583       $902     $1,247     $2,114
           ---------------------------------------------------- ---------- -------- ---------- ----------
           ---------------------------------------------------- ---------- -------- ---------- ----------
               Assuming no redemption                           $183       $602     $1,047     $2,114
           ---------------------------------------------------- ---------- -------- ---------- ----------

--------------------

(1) Class B shares convert to class A shares, and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

Effective immediately, the fourth sentence in "Distribution and Service Fees" under section V "Description of Share Classes" is hereby restated as follows:

The 0.10% class A distribution fee and 0.10% of the class A and class 529A service fee are currently being waived, and a portion of the class 529A distribution fee equal to 0.15% is currently not in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund.


                The date of this Supplement is November 1, 2005.